EXHIBIT
                                     10.30



Amendment to the
Stock Option Agreement


      This Amendment to the Stock Option Agreement, made as of the 23rd day of April, 1998, is between Staff Builders, Inc., a Delaware corporation (the 'Corporation') and David
Savitsky (the 'Optionee').

      WHEREAS, the Corporation and Optionee entered into a Stock Option Agreement dated July 1, 1997 (the 'Agreement');
and

      WHEREAS, the parties now desire to amend the Agreement so as to reduce the number of shares as to which the option is granted;

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      Schedule A of the Agreement is hereby amended so that the number of shares as to which the option is granted shall be 197,000.

      Except as expressly amended herein, all other terms, conditions, agreements, representations and warranties contained in the agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

                              STAFF BUILDERS, INC.:


                              BY:/s/Stephen Savitsky

                              GRANTEE:


                              /s/ David Savitsky
                              David Savitsky